UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 9, 2006

Satellite Security Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-28739	91-1903590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6779 Mesa Ridge Road, Suite 100

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(877) 437-4199

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On September 9, 2006 we determined the need to restate our financial statements for the periods ended March 31, 2006 and June 30, 2006 and to amend our Quarterly Reports on Form 10-QSB for such periods. We restated those financial statements in amendments to our Quarterly Reports on Form 10-QSB/A filed on September 22 and September 26, 2006. However, those amendments did not label our financial statements as “Restated” nor did they include the footnote disclosure required by Statement of Financial Accounting Standards No. 154 (“SFAS 154”).

Accordingly, the following financial statements should no longer be relied upon:

•	Our financial statements for the period ended March 31, 2006 as filed in our Quarterly Report on Form 10-QSB on May 22, 2006, as amended by Amendment No 1 to Quarterly Report on Form 10-QSB/A filed on July 13, 2006, and by Amendment No 2 to Quarterly Report on Form 10-QSB/A filed on August 10, 2006, and by Amendment No 3 to Quarterly Report on Form 10-QSB/A filed on September 22, 2006.

•	Our financials statements for the period ended June 30, 2006 as filed our Quarterly Report on Form 10-QSB on August 11, 2006, as amended by our Amendment No 1 to Quarterly Report on Form 10-QSB/A filed on September 26, 2006.

Our determination to restate our financial statements for the periods ended March 31, 2006 and June 30, 2006 arose out of two issues: the calculation of interest expense arising out of the beneficial conversion features associated with a convertible promissory note that we issued to the Aston Organization, Ltd. (the “Aston Note”) and the calculation of compensation expenses related to certain stock option repricing and grants.

With respect to Aston Note, we had fully amortized the beneficial conversion feature associated each advance under the Aston Note, and recognized the resulting interest expense, in the period when each advance was made. In accordance with generally accepted accounting principals, the beneficial conversion feature associated with the Aston Note should have been amortized over the expected life of the Note.

With the compensation expense from the stock option repricing and grants, we had reported no compensation expense associated with the transactions. We subsequently adjusted our assumptions with respect to the volatility and expected term of those options, and recalculated the incremental value from the repricing under the Black-Scholes model in accordance with Financial Accounting Standards No. 123 (Revised 2004).

On November 16, 2006, we filed amended Quarterly Reports on Form 10-QSB/A for the periods ended March 31, 2006 and June 30, 2006 to label each of our financial statements for such periods as being restated and to provide additional footnote disclosures as required by SFAS 154.

Our Chief Financial Officer has discussed the matters disclosed in this 8-K with our independent auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATELLITE SECURITY CORPORATION

November 16, 2006	By:	/s/ John L. Phillips
Name: John L. Phillips
Title: Chief Executive Officer